Exhibit  99.4

                          MEASUREMENT SPECIALTIES, INC.
                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


On February 15, 2000 (the "Closing Date") Measurement Specialties, Inc. (the "Registrant") acquired 100% of the common stock of IC Sensors, Inc. from PerkinElmer, Inc. A total of $12 million was paid in cash to PerkinElmer utilizing cash and the proceeds from a $10.0 million term loan issued on February 15, 2000. Reference is made to previously filed Form 8K filed on March 1, 2000.


The accompanying unaudited pro forma combined condensed financial statements have been derived from the historical results of operations of Measurement Specialties, Inc (the Company or MSI) and IC Sensors for the year ended March 31, 1999 for MSI, for the year ended December 31, 1998 for IC Sensors, and as of and for the nine months ended December 31, 1999 for both MSI and IC Sensors. Financial statements for the Company should be read in conjunction with the annual financial statements included in the Company's Annual Report on Form 10-K for the year ended March 31, 1999, and quarterly reports on Form 10-Q.

The unaudited pro forma combined condensed financial statements are presented for informational purposes only and do not purport to be indicative of the operating results that actually would have occurred if the acquisition had been consummated at the beginning of the periods, nor which may result from future operations. The acquisition will be accounted for using the purchase method of accounting. The Company has not yet completed its allocation of the purchase price to assets acquired and liabilities assumed. Deferred taxes, if any, associated with the transaction have not been finalized, and are therefore not reflected in these pro forma financial statements. The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable. These pro forma financial statements should be read in conjunction with the historical financial statements of the Company and related notes and the acquisition document.

                           MEASUREMENT SPECIALTIES, INC
               UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             AS OF DECEMBER 31, 1999

(Dollars in thousands)                     Historical
                                      --------------------- Adjustments  Pro Forma
                                        MSI     IC Sensors   (Note A)   Combined
                                      -------  ------------  ---------  ---------
Assets
Current Assets:
Cash and cash equivalents             $ 4,925  $       615   $ (4,823)  $     717
Accounts receivable, net                7,692        2,501                 10,193
Inventories                             6,495        2,272        267       9,034
Other current assets                    1,508          111                  1,619
                                      -------  ------------  ---------  ---------
Total current assets                   20,620        5,499     (4,556)     21,563
                                      -------  ------------  ---------  ---------

Property and equipment net              4,505          622      3,809       8,936

Other Assets:
Goodwill                                1,909        2,966      2,047       6,922
Other assets                              194            0        283         477
                                      -------  ------------  ---------  ---------
                                        2,103        2,966      2,330       7,399
                                      -------  ------------  ---------  ---------
Total Assets                          $27,228  $     9,087   $  1,583   $  37,898
                                      -------  ------------  ---------  ---------

Liabilities and Shareholders Equity
Current Liabilities:
Accounts Payable                      $ 6,689  $       603   $      0   $   7,292
Accounts Payable - Intercompany             0       25,667    (25,667)          0
Other current liabilities               4,676        1,353        639       6,668
                                      -------  ------------  ---------  ---------
                                       11,365       27,623    (25,028)     13,960
                                      -------  ------------  ---------  ---------
Long term debt                          2,675            0      8,075      10,750
Other liabilities                         252            0                    252
                                        2,927            0      8,075      11,002
                                      -------  ------------  ---------  ---------
Total liabilities                      14,292       27,623    (16,953)     24,962
                                      -------  ------------  ---------  ---------
Shareholders' equity
Common Stock                            5,502            1         (1)      5,502
Additional paid-in capital              1,106       30,506    (30,506)      1,106
Retained earnings (deficit)             6,328      (49,043)    49,043       6,328
                                      -------  ------------  ---------  ---------
Total shareholders' equity (deficit)   12,936      (18,536)    18,536      12,936
                                      -------  ------------  ---------  ---------
Total liabilities and equity          $27,228  $     9,087   $  1,583   $  37,898
                                      -------  ------------  ---------  ---------

Note A:
Adjustments reflect the following items connected with the acquisition:

                                                               Goodwill
                                                              and other
                               Cash    Inventory  Equipment  intangibles   Other assets
                              -------  ---------  ---------  ------------  ------------
IC Sensors assets listed on
balance sheet not assumed
by the Company                  (615)                             (2,966)
Assets acquired from seller
not listed on IC Sensors
balance sheet                                267      1,490
Adjustment of equipment to
appraised value                                       2,319
Cash utilized as partial
payment of purchase price     (2,000)
Deferred financing costs
associated with acquisition     (283)                                               283
Borrowings under bank line
of credit                      1,500
Mandatory repayment of
prior term loan               (3,425)
Record goodwill and other
intangible assets. The
goodwill associated with the
Sensors acquisition will be
amortized over 15 years.                                           5,013
                              -------  ---------  ---------  ------------  ------------
     Total                    (4,823)        267      3,809        2,047            283
                              -------  ---------  ---------  ------------  ------------


                                  Accounts payable   Other current liabilities   Long term debt   Equity
                                  -----------------  --------------------------  ---------------  ------
IC Sensors liabilities listed on
balance sheet not assumed by
the Company                                (25,667)
Borrowings under bank line of
credit                                                                                    1,500
Mandatory repayment of prior
term loan                                                                 (750)          (3,425)
Accrued acquisition closing
costs                                                                      639
Term loan to finance
acquisition                                                                750            9,250
Eliminate IC Sensors deficit                                                                      18,536
                                  -----------------  --------------------------  ---------------  ------
    Total                                  (25,667)                        639            7,325   18,536
                                  -----------------  --------------------------  ---------------  ------

                               MEASUREMENT SPECIALTIES, INC
                       PRO FORMA COMBINED CONDENSED INCOME STATEMENT
      FOR THE YEAR ENDED MARCH 31, 1999 (COMPANY) AND DECEMBER 31, 1998 (IC SENSORS)
                                        (UNAUDITED)


          (Dollars in thousands except per     Historical               Pro Forma
                                      share amounts)


                                        MSI     IC Sensors      Adjustments      Combined
                                      -------  ------------  -----------------  ----------
Net sales                             $37,596  $    27,729                      $  65,325
Cost of goods sold                     22,538       22,265           408   (1)     45,211
                                      -------  ------------  -----------------  ----------
    Gross profit                       15,058        5,464          (408)          20,114
                                      -------  ------------  -----------------  ----------
Selling, general and administrative    10,612        5,421            30   (2)     16,063
Research and development, net of
customer funding                        1,822        1,802                          3,624
Interest (net) and
    other income (expense)                300         (352)          916   (3)        968
                                      -------  ------------  -----------------  ----------
Income (loss) before
    income taxes                        2,324       (2,111)       (1,354)          (1,141)
                                      -------  ------------  -----------------  ----------
Provision (benefit)
   for income taxes                       595            0        (1,386)  (4)       (791)
                                      -------  ------------  -----------------  ----------
Net income (loss)                       1,729       (2,111)           32             (350)
                                      -------  ------------  -----------------  ----------
Earnings (loss) per common share
    Basic                             $  0.48                                   $   (0.10)
    Diluted                           $  0.46                                   $   (0.09)
Weighted average shares (000's)
    Basic                               3,601                                       3,601
    Diluted                             3,738                                       3,738

1)     Depreciation associated with appraised value of fixed assets and assets not included on IC Sensors balance sheet.
2)     Amortization of goodwill and other intangibles.
3)     Interest on acquisition financing and amortization of debt financing costs and a reduction of interest income due to lower cash balances.
4)     Assumed tax benefit resulting from IC Sensors loss and adjustments at U.S.
       statutory rate.

                               MEASUREMENT SPECIALTIES, INC
                       PRO FORMA COMBINED CONDENSED INCOME STATEMENT
                        FOR THE NINE MONTHS ENDED DECEMBER 31, 1999
                                        (UNAUDITED)


(Dollars in thousands except per
share amounts)                             Historical
                                      ---------------------                     Pro Forma
                                        MSI     IC Sensors      Adjustments      Combined
                                      -------  ------------  -----------------  ----------
Net sales                             $43,426  $     9,518                      $  52,944
Cost of goods sold                     24,166        9,371           306   (1)     33,843
                                      -------  ------------  -----------------  ----------
Gross profit                           19,260          147          (306)          19,101
                                      -------  ------------  -----------------  ----------
Selling, general and administrative    11,601        3,353            23   (2)     14,977
Research and development, net of
customer funding                        1,314        1,361                          2,675
Interest (net) and
    other income (expense)                217         (120)          687   (3)      1,024
                                      -------  ------------  -----------------  ----------
Income (loss) before
    income taxes                        6,128       (4,687)       (1,016)            (425)
                                      -------  ------------  -----------------  ----------
Provision (benefit)
   for income taxes                     1,532            0        (2,281)  (4)       (749)
                                      -------  ------------  -----------------  ----------
Net income (loss)                       4,596       (4,687)        1,265            1,174
                                      -------  ------------  -----------------  ----------
Earnings (loss) per common share
Basic                                 $  1.22                                   $    0.31
Diluted                               $  1.07                                   $    0.27
Weighted average shares (000's)
Basic                                   3,766                                       3,766
Diluted                                 4,315                                       4,315

1)     Depreciation associated with appraised value of fixed assets and assets not included on IC Sensors balance sheet.
2)     Amortization of goodwill and intangible assets.
3)     Interest on acquisition financing and amortization of debt financing costs and a reduction of interest income due to lower cash balances.
4)     Interest on acquisition financing and amortization of debt financing costs
5)     Assumed tax benefit resulting from IC Sensors loss and adjustments at U.S.
       statutory rate.